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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                    Proxy Statement Pursuant To Section 14(a)
                     Of The Securities Exchange Act Of 1934


Filed by the Registrant    [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, Use of the Commission Only (as permitted by Rule 14a-6(e)
         (2))Proxy Statement
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-12
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                              NACO INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)



--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[x]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)   Title of each class of securities to which transaction applies:

        2)   Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4)   Proposed maximum aggregate value of transaction: 5) Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         2) Form,  Schedule or  Registration  Statement No.:
         3) Filing Party:
         4) Date Filed:

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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                October 28, 2004

                              NACO INDUSTRIES, INC

         You are cordially invited to attend the Annual Meeting of Shareholders of NACO Industries, Inc. (the "Company"), which will be held on Thursday, October 28, 2004 at 1:00 p.m., at the Company's corporate offices located at 395 West 1400 North, Logan, Utah 84341 (the "Annual Meeting"), for the following purposes, which are more fully described in the proxy statement accompanying this Notice:

         (i)    To elect five (5) directors of the Company,  each to serve until
                the  2005  Annual  Meeting  of   Shareholders   or  until  their
                respective successors have been duly elected and qualified;

         (ii) To ratify the appointment of Jones Simkins LLP as the Company's independent auditor for the year ending November 30, 2004; and

         (iii) To transact such other business as may properly come before the meeting or at any adjournment or postponement thereof.

       The Board of Directors has fixed the close of business on September 15, 2004, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

       All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote, sign, date and return the enclosed proxy as promptly as possible in the enclosed postage-prepaid envelope. Shareholders attending the Annual Meeting may vote in person even if they have returned a proxy.

By Order of the Board of Directors

/s/ Verne E. Bray
----------------------------
Verne E. Bray
Chairman of the Board, Chief Executive Officer and Secretary

September 29, 2004


                                    IMPORTANT

         Whether or not you expect to attend the Annual Meeting in person, to assure that your shares will be represented, please complete, date, sign and return the enclosed proxy without delay in the enclosed envelope, which requires no additional postage if mailed in the United States. Your proxy will not be used if you are present at the Annual Meeting and desire to vote your shares personally.

                              NACO Industries, Inc.
                               395 West 1400 North
                                Logan, Utah 84341

                                 PROXY STATEMENT

                        ---------------------------------

                         Annual Meeting of Shareholders

                                October 28, 2004

SOLICITATION OF PROXIES

       This Proxy Statement is being furnished to the shareholders of NACO Industries, Inc., a Utah corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies from holders of outstanding shares of the Company's common stock, par value $.01 per share (the "Common Stock"), and outstanding shares of the Company's Series 1 Class A 7% Cumulative Convertible Preferred Stock (the "Preferred Stock"), for use at the Annual Meeting of Shareholders of the Company to be held at the Company's offices located at 395 West 1400 North, Logan, UT 84341 on Thursday, October 28, 2004 and at any adjournment or postponement thereof (the "Annual Meeting"). This Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying form of proxy are first being mailed to shareholders of the Company on or about September 30, 2004.

         The Company will bear all costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing to shareholders this Proxy Statement and accompanying materials. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally or by telephone. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Company's stock for the forwarding of solicitation materials to such beneficial owners and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in doing so.

                                     VOTING

Record Date

         The Board of Directors has fixed the close of business on September 15, 2004 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of the Record Date there were issued and outstanding 1,998,517 shares of Common Stock (the "Common Stock") and 165,412 shares of Preferred Stock. The holders of the Common Stock and the Preferred Stock will vote as a single voting group at the Annual Meeting. The holders of record of the shares of Common Stock and Preferred Stock on the Record Date entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting.

Proxies

         Shares of Common Stock and Preferred Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated, such shares will be voted (i) FOR the election of each of the five (5) director nominees; (ii) FOR ratification of the appointment of Jones Simkins LPP as the Company's independent public accountants for the year ending November 30, 2004 and (iii) in the discretion of the proxy holders as to any other matters which may properly come before the Annual Meeting.

         A shareholder who has executed and returned a proxy may revoke it at any time prior to its exercise at the Annual Meeting by executing and returning a proxy bearing a later date, by filing with the Corporate Secretary of the Company, at the address set forth above, a written notice of revocation bearing a later date than the proxy being revoked, or by voting the shares of stock covered thereby in person at the Annual Meeting if the shareholder is a shareholder of record.

Required Vote

         A majority of the outstanding shares of Common Stock and Preferred Stock entitled to vote, represented in person or by proxy shall constitute a quorum at the Annual Meeting. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted a "represented" for the purpose of determining the presence or the absence of a quorum. Under Utah corporate law and the Company's Articles of Incorporation and Bylaws, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such a proposal.

                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

General

Shareholders will not be allowed to cumulate their votes for the election of directors. The Company is more than two years in arrears in the payment of cumulative dividends on the Preferred Stock. Therefore, the holders of the Preferred Stock have the right, voting as a class, to elect two members of the Company's board of directors at the Annual Meeting. As of the date of this Proxy Statement, the holders of the Preferred Stock have not exercised such right.
Subject to such right, the five nominees for director receiving the highest number of votes will be elected. The approval and adoption of any other matter presented for approval by the shareholders will be approved, in accordance with Utah law and the Company's Articles of Incorporation and Bylaws, if the votes cast in favor of a matter exceed the votes cast opposing such matter. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of directors or any other matter presented for approval by the shareholders.

Nominees for Election as Directors; Executive Officers

       At the Annual Meeting, five directors of the Company, constituting the entire Board of Directors, are to be elected to serve until the next annual meeting of shareholders or until their successors shall be duly elected and qualified. If any of the nominees should be unavailable to serve, which is not now anticipated, the proxies solicited hereby will be voted for such other persons as shall be designated by the present Board of Directors. The five nominees receiving the highest number of votes at the Annual Meeting will be elected. Certain information with respect to each nominee for director and each executive officer of the Company is set forth below.

           Name               Age     Director Since                        Position
           ----               ---     --------------                        --------
Verne E. Bray.............    69            1985       Chairman of the Board, Chief Executive Officer
                                                       and Secretary
W. Michael Hopkins........    45            1999       President and Director
Jeffrey J. Kirby..........    42            1992       Executive Vice President, CFO, Treasurer and
                                                       Director


James C. Czirr............    50            1997       Director
Jack Prust................    57            2000       Director
Bryce M. Petersen.........    54            N/A        Vice President of Finance
Nina F. Birkle............    70            N/A        Vice President
Daniel M. Gruber..........    51            N/A        Vice President

The business experience and brief resumes on each of the directors, executive officers, and significant employees are as follows:

         Verne E. Bray was appointed the Secretary of the Company in May 2000. He has been a director of the Company since 1985 and Chairman of the Board and Chief Executive Officer since 1988. He was the President of the Company from 1988 to May 2000. Mr. Bray joined the Company in 1980 and started the NACO West operation in Logan. In 1982, he was appointed sales manager of all divisions. Prior to joining the Company, Mr. Bray was sales manager and general manager of Head Manufacturing, Inc., a manufacturer of PVC pipefittings.

         W. Michael Hopkins was appointed President of the Company in May 2000. He served as Vice President from 1997 to 2000 and Secretary from 1999 to 2000. He was appointed a Director in 1999. Mr. Hopkins joined the Company in November 1994 as Sales Manager. Prior to working for the Company, Mr. Hopkins worked in marketing and sales for Trade Shows West, a company that produced and marketed convention and trade show events in the western United States. He received a BS degree in Business Administration from the University of Phoenix.

         Jeffrey J. Kirby has been Executive Vice President of the Company since 1992 and Chief Financial Officer and Treasurer since March 1994. Mr. Kirby served as Secretary of the Company from 1992 to 1999. He has been a director since 1992. Prior to joining the Company, Mr. Kirby was an accountant with Ernst & Young in Long Beach, California from 1988 to 1991. Mr. Kirby received his B.S. in accounting and finance from Utah State University in 1987 and an MBA from the same institution in March 1988.

         James C. Czirr was appointed as a director of the Company in 1997. Since 1989, Mr. Czirr has been providing investor relations and consulting services for various companies in connection with business strategies, marketing, incentive programs, and finance and capital formation. He previously served as President of Extol Energy Corporation, a syndicator of oil and gas wells, from 1982 to 1988.

         Jack Prust was appointed as a director of the Company in February 2000. Mr. Prust has been a manufacturer's independent representative of the Company since 1983. He started Jack Prust Sales in 1978, which is an independent manufacturing representative organization.

         Bryce M. Petersen was appointed Vice President of Finance in 1997. He has been employed by the Company since 1995 and previously held the position of Controller. Mr. Petersen received his B.S. in accounting from Utah State University in 1975. Prior to joining the Company, Mr. Petersen was the Vice President of Finance for Logan Manufacturing Co., a manufacturer of all terrain vehicles, located in Logan, Utah.

         Nina F. Birkle has been Vice President of the Company since 1988, and was a director and Treasurer from 1988 to 1994. Ms. Birkle is employed full-time by the Company and has primary responsibility for operations of the Garden City, Kansas facility. Ms. Birkle joined NACO Industries in Garden City, Kansas in 1981 and held positions as Credit and Accounting Manager prior to being appointed Vice President and Division Manager of the Garden City, Kansas manufacturing facility.

         Daniel M. Gruber has been Vice President of the Company since 1988. He was a director from 1988 to 1994. Since 1984, Mr. Gruber has been the Division Manager of the Lodi, California Division of the Company. Mr. Gruber is employed full-time by the Company and has principal responsibility for operations of the Lodi, California facility.

         All directors hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified. The executive officers serve at the pleasure of the Board of Directors. During the fiscal year ended November 30, 2003, the Board of Directors held one meeting. All of the directors of the Company were present at the meeting. The Company expects all of its directors to attend annual meetings of shareholders, and provides reimbursement to its directors for their out-of-pocket expenses incurred in attending those meetings. All of the directors of the Company attended the Company's 2003 annual meeting of shareholders. The Company is not aware of any legal proceedings involving officers or directors.

Director Compensation

     In August 1996, the Company granted a non-qualified option to purchase 150,000 shares of Common Stock to James C. Czirr as a condition of acceptance of appointment to the Board of Directors. The exercise price of the option is $4.00 per share. 120,000 of these options expired during the year ended November 30, 2002. The balance of 30,000 expired in August 2003. Directors do not receive any annual fee or compensation for serving on the Board of Directors. They are, however, reimbursed for their out-of-pocket costs in attending board meetings.

Family Relationships

     Verne Bray is the father-in-law of Jeffery J. Kirby and W. Michael Hopkins.

Audit Committee
     The entire Board of Directors of the Company presently serves as the audit committee of the Company. Of the members of the audit committee, only James C. Czirr satisfies the independence requirements applicable to audit committees of listed companies. In addition, the Board of Directors has determined that it does not have a member qualifying as an audit committee financial expert, as defined in Item 401(h) of Regulation S-B. In order to save limited capital over the last several years, the Company has chosen not to expand the size of its Board of Directors or offer cash compensation to its directors. The absence of cash compensation makes recruiting persons that are not otherwise interested in the Company more difficult. For these reasons, the Company does not have on its Board of Directors a person that would qualify as an audit committee financial expert.

     The Company does not presently have a standing nominating committee or compensation committee. The Company does not have a nominating committee charter or a compensation committee charter.

Audit Committee Report

     The following is the report of the Company's Board of Directors, which functioned as the Company's audit committee, with respect to the Company's audited financial statements for the fiscal year ended November 30, 2003.

Review with Management

     The Company's Board of Directors has reviewed and discussed the Company's audited financial statements for the fiscal year ended November 30, 2003 with management.

Review and Discussion with Independent Accountants

     The Company's Board of Directors has also discussed with Jones Simkins LLP, the Company's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) regarding the auditor's judgments about the quality of the Company's accounting principles as applied in its financial reporting. The Company's Board of Directors has also received the written disclosures and the letter from Jones Simkins LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Jones Simkins LLP, the matter of its independence.

Conclusion

     Based on the review and discussions described in the preceding paragraphs, the Board of Directors determined to include the Company's audited financial statements for the fiscal year ended November 30, 2003 in the Company's Annual Report on Form 10-KSB for the fiscal year ended November 30, 2003 for filing with the Securities and Exchange Commission.

Submitted by the Board of Directors

         Verne E. Bray
         W. Michael Hopkins
         Jeffrey J. Kirby
         James C. Czir
         Jack Prust

     The information contained in this Audit Committee Report is not deemed to be soliciting material or to be filed with the Securities and Exchange Commission, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. Such information is not incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.

Director Nomination Procedures

     The Company does not have a standing nominating committee or a nominating committee charter. The Board of Directors as a whole identifies and evaluates nominees for election to the Board of Directors. The Company believes that it is appropriate not to have a standing nominating committee because of the comparatively small size of the Board of Directors. By having the Board of Directors as a whole consider and evaluate nominees, the Board of Directors is able to consider the input of all directors. Of the members of the Board of Directors, only James C. Czirr is independent according to Nasdaq's listing standards governing nominating committees.

     The process employed by the Board of Directors for identifying and evaluating nominees for director is flexible and based primarily on the directors' subjective weighting of the needs of the Company and the extent to which existing directors and prospective nominees meet those needs. Factors considered by the Board of Directors in the nomination process include each nominee's:

         o    judgment and integrity,
         o    business and management experience,
         o relationship of work experience and education to the current and proposed lines of business of the Company,
         o ability to work well as a team with existing directors and management,

         o the interplay of the candidate's experience with the experience of other directors,
         o the extent to which the candidate would be a desirable addition to the Board of Directors and any committees of the Board of Directors, and
         o the extent to which the candidate satisfies any objective requirements (such as independence or expertise requirements) applicable to the Board of Directors or any committees of the Board of Directors.

Candidates submitted by shareholders in accordance with the policies set forth in the most recent proxy statement delivered to shareholders are considered under the same standards as nominees recommended by other persons.

     The Board of Directors will consider director candidates recommended by shareholders. Such recommendations should include the name, age, address, telephone number, principal occupation or employment, background and qualifications of the nominee and the name, address, telephone number and number of shares of Common Stock beneficially owned of the shareholder making the recommendation and should be sent to the Secretary of the Company at the address first set forth above. Such recommendations should be submitted to the Secretary of the Company prior to April 1 of the respective year in order to give the Company adequate time in order to consider the recommendations.

Code of Ethics

The Company has adopted a code of ethics, which was approved by the Company's Board of Directors by unanimous consent during 2004.

Certain Relationships and Related Transactions

     The Company leases its Logan, Utah, manufacturing and sales facility and certain equipment from PVC, Inc., a corporation owned by Verne E. Bray, the Company's majority shareholder, Chairman of the Board, Chief Executive Officer and Secretary. The lease agreement requires rents in the amount of $14,799 per month for the facility and $10,414 per month for the equipment. The Company has guaranteed the mortgage on the facilities it leases from PVC, Inc. At November 30, 2003 and 2002, the outstanding mortgage balance was approximately $645,000 and $700,000, respectively. The mortgage is secured by the leased property, bears an interest rate of two percent over prime, and is payable in monthly installments through 2009. At November 30, 2003, the Company had a lease deposit with PVC, Inc. of $23,000, which is included in "other assets" on the balance sheet contained in the Company's financial statements.

     In addition, Verne Bray has signed an indemnification agreement to hold the Company harmless for funds paid on behalf of Rimshot LLC, an inactive limited liability company owned by a son of Verne Bray. A majority of the disinterested members of the Board of Directors approved the Company's execution of the indemnification agreement. The agreement covers costs advanced to Rimshot for start-up operations and principal and interest payments made on leased machinery used by Rimshot. The agreement calls for monthly payments of $2,500 beginning October 1, 2000. Pursuant to the indemnification agreement, Verne Bray conveyed to the Company a security interest in all PVC lease receivables from the Company. The Company has also signed a security agreement with PVC that allows the Company to offset payments due to PVC in the event of default on the indemnification agreement. At November 30, 2003 and 2002 Verne Bray and related entities owed the Company $288,583 and $305,182, respectively

         Jack Prust was appointed as a director of the Company in February 2000. Mr. Prust has been a manufacturer's independent representative of the Company since 1983. He started Jack Prust Sales in 1978, which is an independent manufacturing representative organization. The Company paid commissions of $75,133 to Jack Prust during the calendar year-ended December 31, 2003.

Beneficial Ownership Reporting Compliance

         At the present time, the Company files reports with the Securities and Exchange Commission pursuant to Section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), has not registered under either Section 12(b) or 12(g) of the Exchange Act, and is not subject to Section 16(a) of the Exchange Act. Consequently, the officers, directors and ten percent shareholders of the Company are not presently required to file reports under Section 16 of the Exchange Act.

Shareholder Communication with the Board of Directors

         The Company's Board of Directors allows shareholders to send communications directly to the Board of Directors. All shareholder communications, except those related to shareholder proposals that are discussed below under the heading "Proposals of Shareholders," must be sent to the Chairman of the Board of the Company at 395 West 1400 North, Logan, Utah 84341.

                             EXECUTIVE COMPENSATION

         The following table sets forth the total compensation paid or accrued by the Company on behalf of the executive officers of the Company identified below (the "Named Executive Officers") during the each of the last three fiscal years. No other executive officer of the Company received total annual salary and bonus in excess of $100,000 for services rendered during the year ended November 30, 2003.

Summary Compensation Table

                                                                     Annual Compensation
                                                             -------------------------------------

                  Name & Position                     Year      Salary      Bonus   Other Annual      All Other
                                                                                    Compensation   Compensation(1)
---------------------------------------------------- --------------------------------------------- -----------------
Verne E. Bray                                         2003       $ 27,684     0           0                 $     0
Chairman of the Board, Chief Executive Officer and    2002         25,330     0           0                       0
Secretary                                             2001         42,112     0           0                       0

W. Michael Hopkins                                    2003       $ 93,384  $ 12,477       0              $    3,015
President, Board Member                               2002         92,842    11,129       0                   3,286
                                                      2001         86,227                 0                   3,239
----------------------

(1) Car allowance above the IRS allowance.

Option Grants in Last Fiscal Year

     The Company did not grant any stock options or stock appreciation rights to the Named Executive Officers during the fiscal year ended November 30, 2003.

Aggregated Option Exercises in Last Fiscal Year and Year End Option Values

     The following table sets forth the aggregate value of unexercised options to acquire shares of Common Stock held by the Named Executive Officers on November 30, 2003.

========================================================================================================================

                                                              Number of Unexercised        Value of Unexercised
                                                              Options at November 30,      In-the-Money Options at
                                                                       2002                November 30, 2002 (1)
------------------------------------------------------------------------------------------------------------------------

                                     Shares
                                   Acquired on     Value
              Name                 Exercise(#)   Realized($)  Exercisable  Unexercisable   Exercisable  Unexercisable
------------------------------------------------------------------------------------------------------------------------
Verne E. Bray                           0            0        20,000             0            0               0
Chairman of the Board, Chief            0            0        20,000             0            0               0
Executive Officer and Secretary
========================================================================================================================
W. Michael Hopkins
President, Board Member                 0            0        60,000        60,000            0               0
========================================================================================================================

---------------------------
(1) The Common Stock is not publicly-traded. Based on the average of the bid and ask prices of the Units, which consist of a share of Preferred Stock which is convertible into two shares of Common Stock and a warrant to acquire one-half of a share of Common Stock at an exercise price of $3.00, the Company has determined the per share value of the Common Stock does not exceed the exercise price of the options

Stock Option Plan

         In November 1996, the Company adopted the Naco Industries, Inc. Stock Incentive Plan, (the "Stock Incentive Plan") whereby certain employees may be granted incentive or non-qualified options to purchase up to 200,000 shares of the Common Stock. The exercise price of options granted under the Stock Incentive Plan is determined by a committee appointed by the Board of Directors. The exercise price of incentive options may not be less than the fair market value of the underlying share of Common Stock as of the date of grant. The maximum term of the options is six years and they vest over a five-year period. The Stock Incentive Plan allows for granting of stock appreciation rights. Upon exercise of a stock appreciation right, the holder may receive shares of Common Stock (and, with respect to fractional shares, cash) equal to the excess of the fair market value of the Common Stock at the date of exercise over the option price. During the year ended November 30, 2003, no incentive options were forfeited due to termination of employment and no options were exercised during the year.

Employment Agreements.

     In December 2000, the Company entered into an employment contract with W. Michael Hopkins, the Company's President. The contract is for a term of five years and provides for a base salary of $90,000. During 2001, the Board of Directors amended the employment contract to include annual increases to the base salary equal to the Consumer Price Index for the each proceeding year. In addition, there is an annual bonus structure based on a percentage of net profits before taxes on any net profits before taxes over $500,000. For the year ended November 30, 2003, Mr. Hopkin's bonus was calculated at $11,566, which was unpaid as of February 21, 2004. Mr. Hopkins is entitled to receive a payment of $100,000 if his employment is terminated in violation of the terms of the employment agreement. Also included in the agreement is an option to purchase 100,000 shares of Common Stock at $2.00 per share. The option vest in equal annual increments of 20% per year until the option becomes fully vested on December 1, 2005.

         Security Ownership of Certain Beneficial Owners and Management

Principal Holders of Voting Securities

     The following table sets forth certain information, as of September 30, 2004, with respect to the beneficial ownership of Common Stock and Preferred Stock, by each person known by the Company to own beneficially more than five percent of the Common Stock or Preferred Stock, by each director, by the Chief Executive Officer and by all directors and executive officers as a group. Unless otherwise indicated and subject to community property laws, all persons have sole voting and investment powers over such shares.

                        Name and Address
                               of                                                                      Percentage
                        Beneficial Owner                            Class of        Number of              Of
                                                                      Stock       Shares Owned            Class
-------------------------------------------------------------------------------- ----------------    ----------------
Verne E. Bray*................................................... Common(1)            1,466,667          72.7
1367 E. 1980 North
Logan, UT  84321
Britania Holding Limited......................................... Common                 456,040          22.8
Kings House, The Grange St. Peter Port,
Guernsey, Channel Islands GY12QJ
Jim C. Czirr*.................................................... Common(2)               13,333            .7
425 Janish Dr.
Sandpoint, ID 83864
Wapiti Capital L.L.C............................................. Common(3)               40,000           2.0
1252 Tweedbrook Pl.                                               Preferred               20,000          12.1
Virginia Beach, VA  23452
Jack Prust*...................................................... Common(4)               37,000           1.8
P.O. Box 5135                                                     Preferred                8,500           5.1
San Ramone, CA  94583
Jeffrey J. Kirby*................................................ Common(5)               26,787           1.3
285 East 400 North                                                Preferred                   60           **
Millville, UT  84321
Gary Gibbons..................................................... Common(6)               30,418           1.5
1606 North 1340 East                                              Preferred               11,667           7.1
North Logan, UT  84341
W. Michael Hopkins*.............................................. Common(7)               80,300           4.0
393 East 2440 No.                                                 Preferred                  150           **
North Logan, UT 84341

MSA Industrial Corporation....................................... Common(8)               20,000           1.0
P.O. Box 688                                                      Preferred               10,000           6.1
Benton Harbor, MI  49023
All directors and executive officers as a group (8 persons) ..... Common(9)            1,624,421          76.0
                                                                  Preferred               17,754           1.1

----------------------

* Indicates current director and/or executive officer. ** Less than one percent.
(1) Includes 1,000,000 shares held by Bray Family Properties, L.L.C., 223,334 shares held by the Verne Bray Trust, 223,333 shares held by the Beverly Bray Trust and 20,000 shares issuable upon exercise of presently exercisable options.
(2) Includes 13,333 shares owned by Extol Corp. of which Mr. Czirr has 100% ownership. (3) Includes 40,000 shares of Common Stock issuable upon conversion of 20,000 shares of Preferred Stock. (4) Includes 20,000 shares of Common Stock issuable upon presently exercisable options, and includes 17,000 shares issuable upon conversion of 8,500 shares of Preferred Stock.

(5) Includes 20,000 shares of Common Stock issuable upon exercise of presently exercisable options, 6,667 shares of Common Stock, 120 shares of Common Stock issuable upon conversion of 60 shares of Preferred Stock
(6) Includes 23,334 shares of Common Stock issuable upon conversion of 11,667 shares of Preferred Stock. (7) Includes 80,000 shares of Common Stock issuable upon presently exercisable options, 300 shares of Common
     Stock issuable upon conversion of 150 shares of Preferred Stock.
(8) Includes 20,000 shares of Common Stock issuable upon conversion of 10,000 shares of Preferred Stock. (9) Includes 150,000 shares of Common Stock issuable upon presently exercisable options, and 17,754 shares of Common Stock issuable upon conversion of 8,877 shares of Preferred Stock.

Securities Authorized for Issuance Under Equity Compensation Plans

         The following table contains information regarding the Company's equity compensation plans as of November 30, 2003.

                                                        Number of                                       Number of Securities
                                                     Securities to be                                   Remaining Available
                                                       Issued upon             Weighted Average         for Future Issuance
                                                       Exercise of             Exercise Price of           underEquity
                                                       Outstanding               Outstanding       Compansation Plans (Excluding
                                                    Options, Warrants          Options, Warrants      Securities Reflected in
                  Plan Category                        and Rights                 and Rights             the First Column)
                  -------------                     -----------------          -----------------  ------------------------------
Equity compensation plans approved by security
   holders (1)..............................                  3,200                 $3.00                       800
Equity compensation plans not approved by
   security holders (2).....................                120,000                  2.67                    60,000

                  Total.....................                123,200                  2.68                    60,800
                                                            =======                                          ======

(1) Consists of options granted pursuant to the Stock Incentive Plan. See Note 12 to the Company's Financial Statements for the fiscal year ended November 30, 2003 for additional information regarding the Stock Incentive Plan.

(2) Consists of options to purchase shares of Common Stock. See Note 12 to the Company's Financial Statements for the fiscal year ended November 30, 2003 for additional information regarding these options.

     Options disclosed in the preceding table which were not issued under the Stock Incentive Plan were issued by the Company in exchange for services rendered to the Company as employees or directors. These options give the holders the right to purchase shares of Common Stock at a price equal to or above the fair market value of the Common Stock at the time of issuance of the options. The terms for the options range from five to ten years from the date of issuance.

              PROPOSAL NO. 2 - RATIFICATION OF SELECTION OF AUDITOR

General

         Jones Simkins LLP ("Jones Simkins") served as the independent certified public accountants of the Company for the fiscal year ended November 30, 2003 and are recommended for ratification for the fiscal year ending November 30,

2004. The Board of Directors has extended an invitation to Jones Simkins to attend the Annual Meeting. If representatives of Jones Simkins LLP are present at the Annual Meeting, they will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit Fees

         The aggregate fees for professional services rendered by Jones Simkins in connection with its audit of the Company's financial statements and reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB were approximately $34,000 for the fiscal year ended November 30, 2003 and approximately $27,880 for the year ended November 30, 2002.

Tax Fees

     The aggregate fees billed by Jones Simkins for tax compliance, tax advice and tax planning were approximately $5,200 for the fiscal year ended November 31, 2003 and approximately $6,700 for the fiscal year ended November 30, 2002.

All Other Fees

         In addition to performing the audit of the Company's financial statements, Jones Simkins provided various other services to the Company during the 2003 and 2002 fiscal years. The aggregate fees for these other services was approximately $4,900 for the year ended November 30, 2003 and $5,400 for the year ended November 30, 2002. "Other services" include services rendered to the Company primarily related to tax advice and return preparation and consulting services.

Pre-Approval Policies and Procedures

     The  Company's  Board of  Directors  ensures  that the Company  engages its public accountants to provide only audit and non-audit services that are compatible with maintaining the independence of the Company's public accountants. The Company's Board of Directors approves or pre-approves all services provided by the Company's public accountants. Permitted services include audit and audit-related services, tax and other non-audit related services. Certain services are identified as restricted. Restricted services are those services that may not be provided by the Company's external public accountants, whether identified in statute or determined in the opinion of the Company's Board of Directors to be incompatible with the role of an independent auditor. All fees identified in the preceding four paragraphs were approved by the Company's Board of Directors. During the fiscal year ended November 30, 2003, the Company's Board of Directors reviewed all non-audit services provided by the external public accountants, and concluded that the provision of such non-audit services was compatible with maintaining the independence of the external public accountants.

         The affirmative vote of a majority of the votes cast on this proposal shall constitute ratification of the appointment of Jones Simkins as independent auditors of the Company of the year ending November 30, 2004.

     The Board of Directors recommends a vote FOR the ratification of the appointment of Jones Simkins LLP as independent public accountants for the fiscal year ending November 30, 2004.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any further business should properly come before the meeting, the persons named as proxies in the accompanying form will vote on such business in accordance with their best judgment.

                            PROPOSALS OF SHAREHOLDERS

Proposals of Security Holders for 2005 Annual Meeting

         To be included in the proxy statement and form of proxy relating to the Company's annual meeting of shareholders to be held in 2005, proposals that shareholders intend to present at such annual meeting must be received by the corporate secretary of the Company, at the Company's executive offices, 395 West 1400 North, Logan, Utah 84341, no later than June 5, 2005.

Other Security Holder Proposals for Presentation at the 2005 Annual Meeting.

         For any proposal that is not submitted for inclusion in the Company's 2005 Proxy Statement but is instead sought to be presented directly at the Company's 2005 Annual Meeting, SEC rules permit management to vote proxies in its discretion if the Company (1) receives notice of the proposal before the close of business on August 20, 2005, and advises share owners in the 2005 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (2) does not receive notice of the proposal prior to the close of business on August 20, 2005. Notices of intention to present proposals at the 2005 Annual Meeting should be addressed to Corporate Secretary, Naco Industries, Inc., 395 West 1400 North, Logan, Utah 84341.

                             ADDITIONAL INFORMATION

The Company will provide without charge to any person from whom a proxy is solicited by the Board of Directors, upon the written request of such person, a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended November 30, 2003, including the financial statements and schedules thereto (as well as exhibits thereto, if specifically requested), required to be filed with the Securities and Exchange Commission. Written requests for such information should be directed to Verne E. Bray, Corporate Secretary, at 395 West 1400 North, Logan, Utah 84341.

                                      PROXY
                              NACO INDUSTRIES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Verne E. Bray and W. Michael Hopkins, and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock and Preferred Stock of Naco Industries, Inc., a Utah corporation (the "Company"), held of record by the undersigned on September 15, 2004, at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Company's offices located at 395 West 1400 North, Logan, Utah 84341, on Thursday, October 28, 2004, at 1:00 p.m., local time, or at any adjournment or postponement thereof, upon the matters set forth below, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.

1. ELECTION OF DIRECTORS, each to serve until the next annual meeting of shareholders of the Company and until their respective successors shall have been duly elected and shall qualify.

         FOR all nominees listed below (except as marked to the contrary). WITHOUT AUTHORITY to vote for all nominees listed below.

         [INSTRUCTION: A vote FOR all nominees grants authority to the proxies to vote for all the director nominees below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.]

         Verne E. Bray     W. Michael Hopkins     Jeffrey J. Kirby    James C. Czirr     Jack Prust


2. PROPOSAL TO RATIFY the appointment of Jones Simkins LLP as the independent auditor of the Company for the fiscal year ending November 30, 2004. . FOR AGAINST ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.


     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED ABOVE AND FOR THE RATIFICATION OF THE APPOINTMENT OF JONES SIMPKINS LLP AS THE INDEPENDENT AUDITOR OF THE COMPANY.

     Please complete, sign and date this proxy where indicated and return it promptly in the accompanying prepaid envelope.

DATED: ______________________, 2004
                                        ----------------------------------------
                                          Signature

                                        ----------------------------------------
                                          Signature if held jointly

     (Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)